UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2008.

URANIUM 308 CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-52476 (Commission File Number)	33-1173228 (IRS Employer Identification No.)

2820 W. Charleston Blvd., Suite 22 Las Vegas, NV (Address of principal executive offices)	89102 (Zip Code)

Registrant’s telephone number, including area code (866) 892-5232

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CRF 240.13e-4©)

ITEM 8.01. OTHER EVENTS

It has recently been discovered by Mongolia Energy Limited (“MEL”), a wholly-owned subsidiary of Uranium 308 Corp. (the “Company”), that Lin Dong Hong, now a former director of the Company, fraudulently transferred a 20.53% ownership of Tooroibandi Limited (“Tooroibandi”), which is a wholly-owned subsidiary of MEL, to Xinjiang Ridong Mining Investment Co. Ltd., a Chinese company that is owned by Lin Dong Hong, under Mongolia’s Foreign Investment and Foreign Trade Authority Resolution A-2783. Therefore, MEL has terminated the employment of Lin Dong Hong as the Executive Director of Tooroibandi and authorized Mongolian attorney D. Enkhtur of the law firm of Lehman, Lee & Xu to turn over evidence of Lin Dong Hong’s fraud to the Ulaanbaatar Prosecutor’s Office.

To accomplish the aforementioned transfer (re-registration) of 20.53% ownership of Tooroibandi’s shares, Lin Dong Hong used a power of attorney which was granted to him on September 10, 2007 by Mr. Anthony Tam, a director and officer of MEL. However, a power of attorney signed by a director alone is insufficient to transfer assets of a company. In accordance with Mongolia’s Civil Code Article 64, a written power of attorney is effective for the transfer of a company’s assets (the Tooroibandi shares) if and only if it is also signed by the company’s accountant. The power of attorney granted to Lin Dong Hong was signed only by MEL’s sole director and the authority granted was limited to corporate matters within Lin Dong Hong’s scope as the Executive Director of Tooroibandi.

The Company has recently been notified that on August 7, 2008 MEL wrote letters to the State Registration Office of Mongolia (“SRO”) and to the Foreign Investment and Foreign Trade Authority of Mongolia (“FIFTA”) to have the share registration reversed and is awaiting the decision of these offices. Copies of these letters are attached as Exhibit 99.1 and 99.2 respectively.

The Company has also enlisted the services of Lehman, Lee & Xu, a People’s Republic of China law firm, which has 31 offices through out China including offices in Mongolia, Beijing and Hong Kong, to assist it in its efforts to have the share registration reversed.

In addition to the letter that have been sent to the SRO and FIFTA, Lehman, Lee & Xu filed a claim on behalf of MEL on August 7, 2008 in the Capital City Administrative Court (a court of first instance for administrative cases) against the “illegal” registrations by SRO and FIFTA a copy of which is attached hereto as Exhibit 99.3. The affidavit of Mr. Anthony Tam was filed in support of this claim and a copy of his affidavit is hereby attached as Exhibit 99.4.

The Company believes that the registration of shares by the SRO and FIFTA will be reversed in due course. The Company will also explore any options it may have to recover any monies expended as a result of rectifying the share transfer.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description
Exhibit 99.1	August 7, 2008 letter to State Registration Office of Mongolia
Exhibit 99.2	August 7, 2008 letter to Foreign Investment and Foreign Trade Authority of Mongolia
Exhibit 99.3	Claim filed with the Capital City Administrative Court, dated August 7, 2008, by Mongolia Energy Limited against the Foreign Trade Authority of Mongolia and the State Registration Office of Mongolia.
Exhibit 99.4	Affidavit of Anthony Tam

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2008

URANIUM 308 CORP.

By:	/s/ Dennis Tan
Name:	Dennis Tan
Title:	President and a Director